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                                                                    EXHIBIT 99.1

                      CERTIFICATION PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

I, Fred L. Holliger, Chief Executive Officer of Giant Industries, Inc. ("Giant"), do hereby certify that: (a) the Annual Report on Form 10-K of Giant for the annual period ended December 31, 2002 (the "Form 10-K") to which this certification is being furnished as an exhibit fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and (b) the information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of Giant.

Giant Industries, Inc.

By:    /s/ FRED L. HOLLIGER
   -----------------------------------------
Name:  Fred L. Holliger
Title: Chief Executive Officer

Date: March 28, 2003.